UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                December 22, 2004
                               ------------------

                               NL Industries, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    New Jersey                      1-640                   13-5267260
-------------------          ------------------          -----------------
  (State or other               (Commission               (IRS Employer
  jurisdiction of               File Number)              Identification
  incorporation)                                                No.)

 5430 LBJ Freeway, Suite 1700, Dallas, Texas                 75240-2697
----------------------------------------------              ------------
  (Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


             (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):


[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to  Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under  the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.05      Cost Associated with Exit or Disposal Activities.
Item 2.06      Material Impairments.

     The information disclosed by CompX International Inc., a Delaware corporation and a subsidiary of the registrant ("CompX"), under Items 2.05 and
2.06 of the Current Report on Form 8-K that CompX (File No. 1-13905) filed with the U.S. Securities and Exchange Commission on December 29, 2004 is hereby incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NL Industries, Inc.
                                        (Registrant)




                                        By:    /s/ Gregory M. Swalwell
                                               ----------------------------
                                               Gregory M. Swalwell
                                               Vice President, Finance and
                                               Chief Financial Officer


Date:  December 29, 2004